OPTIMUM FUND TRUST Optimum Fixed Income Fund (the "Fund") Supplement to the Fund’s Prospectuses dated July 29, 2007

The Board of Trustees of the Fund has approved the appointment of TCW Investment Management Company (“TCW”) as a sub-adviser to the Fund. TCW will replace Aberdeen Asset Management Inc. (“AAMI”) as a sub-adviser, and it is currently anticipated that TCW will begin serving as a sub-adviser on the sleeve of the Fund currently managed by AAMI on or about May 27, 2008.

In connection with TCW's appointment as a sub-adviser, the following replaces the information in the section of the Fund's prospectuses entitled "Profile: Optimum Fixed Income Fund - What are the Fund's main investment strategies?":

What are the Fund's main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in fixed income securities. This policy may be changed only upon 60 days’ prior notice to shareholders. The Fund focuses on securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, corporate debt securities, taxable and tax-exempt municipal securities, and mortgage-backed and asset-backed securities.

The Fund invests primarily in investment grade fixed income securities (that is, those rated in the four highest rating categories by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc. (“Fitch”) or, if unrated, determined by Delaware Management Company (the “Manager”) or a sub-adviser to be of comparable quality).

The Fund may also invest in high yield securities (“junk bonds”) rated BB or lower by S&P or Fitch, or Ba or lower by Moody’s, or, if unrated, determined by the Manager or the sub-adviser to be of comparable quality. The Fund may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. In keeping with the Fund’s investment objective, the Fund may also invest in futures, options, credit default swaps, and other derivatives.

The Fund may purchase individual securities of any maturity but generally will maintain a dollar weighted average portfolio maturity of five to 10 years. The Fund normally will have a duration that is comparable to that of the Lehman Brothers Aggregate Bond Index. Duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The Manager has selected TCW Investment Management Company (“TCW”) to serve as the Fund’s sub-adviser. The sub-adviser is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates to the sub-adviser. The Manager also is responsible for the day-to-day investment management of a portion of the Fund’s assets. The Manager may change the allocation at any time. The relative values of the Manager’s and sub-adviser’s share of the Fund’s assets also may change over time. The Manager and the sub-adviser each select investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund’s assets, the Manager allocates investments principally among the following four sectors of the fixed income securities market: (1) the U.S. Investment Grade Sector; (2) the U.S. High Yield Sector; (3) the International Developed Markets Sector; and (4) the Emerging Markets Sector. The Manager determines how much to allocate to each of these sectors based on its evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the sectors.

In managing its portion of the Fund’s assets, TCW focuses on fully understanding a wide range of mortgage security structures and the variables affecting the returns of these and other investments. Emphasis is placed on attempting to reduce exposure to those variables which can adversely impact portfolio performance. The effect of varying interest rates on portfolio yield and total return is quantified using a variety of analytical tools and computer systems. TCW's investment process is grounded in long-term value considerations. The process focuses on structuring investment portfolios taking into account variables, such as interest rates, mortgage prepayment rates, call protection and security structure. TCW’s portion of the Fund’s assets will be primarily invested in mortgage-backed securities under most market conditions but exposure to the sector can be reduced, however, when TCW believes that the yield advantage over Treasury security alternatives shrinks to a level at which the latter offers greater long-term value.

In response to market, economic, political, or other conditions, the Manager or the sub-adviser may temporarily use a different investment strategy for defensive purposes. If the Manager or the sub-adviser does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. The Fund’s investment objective is non-fundamental and may be changed without shareholder approval. However, the Fund’s Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders at least 60 days prior to a material change in the Fund’s objective.

In addition, the following replaces the information in the section of the Fund's prospectuses entitled "Who manages the Funds? – Fixed Income Fund":

Fixed Income Fund

Paul Grillo, Philip R. Perkins, Thomas H. Chow, Roger A. Early, Wen-Dar Chen, and Victor Mostrowski are primarily responsible for the day-to-day management of the Manager’s share of the Fund’s assets.

Mr. Grillo is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 1993. Mr. Perkins is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 2003. Prior to joining Delaware Investments, Mr. Perkins was Managing Director of the Emerging Markets Division of Global Markets for Deutsche Bank for five years. Mr. Chow is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 2001. Mr. Early is a Senior Vice President and Senior Portfolio Manager and re-joined Delaware Investments in March 2007. Mr. Early most recently worked at Chartwell Investment Partners as a Senior Portfolio Manager in fixed income from 2003-2007. From 2002 to 2003, Mr. Early was Chief Investment Officer for Fixed Income at Turner Investments. Dr. Chen is a Vice President and Portfolio Manager – International Debt and has been with Delaware Investments since mid-2004. Prior to joining Delaware Investments, Dr. Chen was a quantitative analyst in global asset-backed securities, credit strategies, and quantitative strategies at J.P. Morgan Securities. Mr. Mostrowski is a Vice President and Portfolio Manager – International Debt and has been with Delaware Investments since May 2007. Prior to joining Delaware Investments, Mr. Mostrowski was a Senior Portfolio Manager – Global Fixed Income for HSBC Halbis Partners (USA). Before joining HSBC in 2006, Mr. Mostrowski worked seven years for the State of New Jersey, Department of Treasury, Division of Investment, most recently as the Global Fixed Income Portfolio Manager – Emerging Markets Equity. Mr. Grillo has held his Fund responsibilities since the Fund’s inception, Mr. Perkins assumed Fund responsibilities on September 1, 2004, and Messrs. Chow, Early, Chen, and Mostrowski assumed Fund responsibilities on May 24, 2007.

TCW, located at 865 South Figueroa Street, Los Angeles, CA 90017, was founded in 1987. TCW is part of the TCW Group which was founded in 1971. TCW specializes in managing assets for insurance companies, foreign investors, wrap programs, and high net worth individuals, and manages a number of mutual funds for retail and institutional investors. As of March 31, 2008, TCW had approximately $130 billion in assets under management.

Jeffrey Gundlach and Philip Barach are primarily responsible for the day-today management of TCW’s share of the Fund’s assets. Mr. Gundlach is Chief Investment Officer and a Group Managing Director of TCW, Trust Company of the West and The TCW Group, Inc. and has been with TCW since 1985. He is also President and Chief Investment Officer of TCW Asset Management Company and Chairman of the TCW Multi-Strategy Fixed Income Committee. Mr. Gundlach is a graduate of Dartmouth College summa cum laude holding a B.A. in Mathematics and Philosophy. He attended Yale University as a PhD candidate in Mathematics. Mr. Barach is a Group Managing Director of TCW, Trust Company of the West, The TCW Group, Inc. and TCW Asset Management Company and has been with TCW since 1987. Mr. Barach is also on the oversight board of the Israeli Securities and Exchange Commission. Mr. Barach is a graduate of the Hebrew University of Jerusalem, where he received a B.A. in International Relations and an M.B.A. in Finance.

Please keep this Supplement for future reference.

This Supplement is dated May 16, 2008.